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                                                                      Closed End
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ACM Municipal
Securities Income
Fund

Annual Report
October 31, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                            --------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                            --------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 5, 2000

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for ACM Municipal Securities Income Fund's annual reporting period ended October 31, 2000.

Investment Objective and Policies

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

Investment Results

The Fund's total returns at net asset value (NAV) for the six- and 12-month periods ended October 31, 2000 are shown along with the Fund's benchmark, the Lehman Brothers Municipal Bond Index.

Over the past year, the Fund outperformed the Lehman Brothers Municipal Bond Index. The Fund's outperformance versus the benchmark is a result of active management and portfolio repositioning during this period of interest rate volatility.

Market Overview

For the fiscal year ended October 31, 2000, municipal bonds delivered strong after-tax performance both on an absolute basis and relative to other fixed income sectors. The Lehman Brothers Municipal Bond Index outperformed its comparable taxable bond U.S. Aggregate Bond Index by 1.89% on an after-tax basis. The path to this perfor-

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                 -----------------------------------------------
                                               Total Returns
                                 -----------------------------------------------
                                                                        Since
                                 6 Months    12 Months    5 Years   Inception
   -----------------------------------------------------------------------------
   ACM Municipal Securities
   Income Fund                     8.98%       8.74%       5.71%      4.73%
   -----------------------------------------------------------------------------
   Lehman Brothers Municipal
   Bond Index                      5.73%       8.51%       5.71%      5.89%
   -----------------------------------------------------------------------------

   The Fund's Market Price Per Share on October 31, 2000 was $12.56.

   * The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

     Additional investment results appear on pages 5-7.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

mance, however, has been anything but smooth. After declining in late 1999, municipal bond prices remained in a narrow trading range for the first six months of this year. Over the summer months, however, municipal bond prices rebounded sharply with price gains of over 4%. We believe the rally in municipal bond prices was caused by the strong improvement in the U.S. Treasury bond market, the ongoing dearth of new issues, and continued demand for municipal bonds from individual investors.

Despite the relative strength of the municipal bond market, however, municipal bond yields are still higher than after-tax yields on comparable Treasury and corporate bonds. We believe this yield differential makes municipal bonds one of the most attractive investments in the fixed income markets today. Federal Reserve policy and U.S. Treasury Department policies have significantly impacted municipal bond prices this year. The Federal Reserve Board's three short-term interest rate hikes over the past nine months, and the uncertainty regarding future Federal Reserve Board policy decisions, has led to considerable market volatility. As the summer progressed and inflationary pressures subsided, pressure for additional rate hikes subsided. This emerging consensus among investors that the Federal Reserve would leave short-term rates unchanged contributed to higher prices on long-term bonds. The U.S. Treasury's ongoing repurchase of outstanding Treasury bonds and notes has also helped bond prices, along with reduced issuance of new government debt, because of the large federal budget surplus.

The most significant technical factor driving the direction of municipal bond prices has been the imbalance between supply and demand. Increased demand for municipal bonds continues to out-strip the available supply, pushing prices of outstanding issues higher. In the current interest rate environment, few municipal issuers find it economic to issue new bonds to refinance older debt. As a result, the supply of new tax-exempt bond issues year-to-date was down 20% when compared to the first nine months of 1999. On the demand side, traditional buyers of municipal bonds are now competing with a new group of investors seeking to conservatively invest new wealth created from their employment or investments in the technology sector of the economy. Despite the recent stock market downturn, we anticipate this new source of demand for municipal debt to remain quite strong well into the future.

The overall strong fiscal health of state and local governments has continued to improve the credit quality of municipal bonds. Fed by record sales and income tax collections, state and local governments have been able to strengthen their balance sheets by paying down higher cost debt, creating "rainy day" funds and establishing other financial controls. This improving credit trend is supported by data from the major bond credit rating services, Moody's and Standard & Poor's. For example, Moody's reports that municipal bond credit upgrades outpaced downgrades six to one, on a dollar volume basis, for the first half of 2000.


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2 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Investment Strategy

Market conditions over the past year allowed us to continue pursuing our long-held investment strategy of maximizing current income while protecting against the risk of early redemption of bonds we hold with attractive coupon rates. During the market downturn earlier this year, we aggressively re-positioned the Fund's portfolio by selling shorter duration securities in favor of bonds with equal or higher coupons, but longer periods of call protection. For long-term investors such as ourselves, call protection is crucial because it protects against reinvestment risk: when rates decline, call-protected bonds restrict the ability of borrowers to pay down the debt prior to the first optional call date. Because we actively seek out call-protected bonds for the portfolio when interest rates are high, as interest rates decline, the portfolio benefits from enhanced price appreciation potential and above-market interest income. Our investment strategy relies on the premise that over time, call protection and strong current income will deliver better performance than alternative strategies.

A second portion of our investment strategy is to rely upon strong fundamental research into the credit quality of the issuers of the tax-exempt securities we purchase. By having a dedicated research capability, we are able to look beyond the credit ratings of a given issue assigned by the rating agencies to make our own assessment of the relative value of the offering. Our research process has supported investment decisions to both purchase lower-rated securities with improving credit fundamentals and to sell higher-rated securities with deteriorating financial strength.

The third leg of our investment strategy is to take maximum advantage of price declines in the Fund's portfolio to offset future taxable gains. Because only the interest earned from municipal bonds is tax-exempt, we must be careful to avoid realizing net gains from price appreciation that could cause us to include taxable income in distributions from the Fund. To help manage the tax position of the Fund, during market downturns we will sell, at a loss, securities which have performed well individually but are priced below our cost. This creates a tax-loss carry forward that we can use during strong markets to offset gains from sales or more often, early redemptions of other bonds in the Fund.

Outlook

The outlook for the municipal bond market remains favorable. The fundamental strength of the domestic U.S. economy will continue to benefit the fiscal health of state and local governments. As a result, we expect to see the improving credit quality trend in the municipal bond market continuing. On the macro level, we anticipate that the Federal Reserve will remain vigilant in its efforts to contain the risk of inflation. Despite rising oil prices and other inflationary pressures, we believe that productivity improvements in the workplace and the large savings base created by the 1990s bull market in equities will constrain price inflation.

We anticipate that markets will remain somewhat volatile due to high oil prices, political uncertainty and global insta-


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

bility in regions such as the Middle East. However, the long-term trend towards lower inflation and lower interest rates should continue. A broader demographic trend that is benefiting municipal bonds is the aging of our population in a time when life expectancies are increasing. Retirees are turning to municipal bonds for the same reasons as younger technology entrepreneurs: safety and tax-exempt income.

Volatility in stock market prices also contributes to individuals and financial advisors seeking a safe haven for assets in municipal bonds. Our strategy in managing the Fund has always been long-term in perspective. In the current market, volatility enhances our ability to reposition the Fund's portfolio. We view increases in interest rates as a buying opportunity. On those occasions, we will look to improve the level of tax exempt income earned, reduce the Fund's exposure to reinvestment risk and seek out municipal bonds with improving credit potential.

The Alliance Municipal Income team is proud of the strong performance we have delivered over the past 12 months and our excellent long-term investment record. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,

John D. Carifa
Chairman and President


Susan P. Keenan
Senior Vice President

[PHOTO OMITTED]    John D.
                   Carifa

[PHOTO OMITTED]    Susan P.
                   Keenan

Portfolio Manager, Susan P. Keenan, also heads the Municipal Bond Department. She has over 20 years of investment experience.


--------------------------------------------------------------------------------
4 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
4/30/93* TO 10/31/00

  [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lehman Brothers Municipal Bond Index: $15,358

ACM Municipal Securities Income Fund [NAV]: $14,153

This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund at net asset value (NAV) (from 4/30/93 to 10/31/00) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

When comparing ACM Municipal Securities Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

* Closest month-end after Fund's inception date of 4/29/93.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

    [THE FOLLOWING WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  ACM Municipal Securities Income Fund (NAV) --
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                             ACM Municipal             Lehman Brothers
                           Securities Income           Municipal Bond
                               Fund (NAV)                   Index
--------------------------------------------------------------------------------
      10/31/93*                    6.39%                     5.90%
      10/31/94                   -14.41%                    -4.36%
      10/31/95                    17.72%                    14.84%
      10/31/96                     8.74%                     5.70%
      10/31/97                    13.24%                     8.49%
      10/31/98                     6.89%                     8.02%
      10/31/99                    -7.76%                    -1.77%
      10/31/00                     8.74%                     8.51%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including ACM Municipal Securities Income Fund.

* The Fund's return for the period ended 10/31/93 is from the Fund's inception date of 4/29/93 through 10/31/93. The benchmark's return for the period ended 10/31/93 is from 4/30/93 through 10/31/93.


--------------------------------------------------------------------------------
6 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATE           PORTFOLIO STATISTICS
4/29/93                  Net Assets ($mil): $217.1

BOND QUALITY RATING

o      9.6% AAA
o     20.1% AA                        [PIE CHART OMITTED]
o     37.9% A
o     32.4% BBB

HOLDINGS BY STATE

o     23.4% New York
o     21.1% Indiana
o      8.0% Ohio
o      6.9% Massachusetts
o      5.7% Minnesota                 [PIE CHART OMITTED]
o      5.1% Tennessee
o      5.0% Pennsylvania
o      4.9% Michigan
o      4.3% Washington
o      3.4% Rhode Island
o      3.4% West Virginia
o      2.5% Florida
o      2.4% Texas
o      1.9% Colorado
o      1.8% Illinois
o      0.2% Louisiana

All data as of October 31, 2000. The Fund's quality rating and state holdings are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

                                     Standard   Principal
                                     & Poor's      Amount
                                    Rating(a)       (000)              Value
----------------------------------------------------------------------------

Long Term Municipal Bonds - 98.2%
Colorado - 1.9%
Colorado Hsg Fin Auth
   SFMR (Mortgage Rev)
   AMT Ser 99A-2
   6.45%, 4/01/30..................       AA+     $ 3,250     $    3,402,945
E-470 Pub Hwy Auth
   Colorado Rev Ser 00B
   Zero coupon, 9/01/35............      BBB-      10,000            744,200
                                                              --------------
                                                                   4,147,145
                                                              --------------
Florida - 2.5%
Collier County Rev Hlth Fac
   (The Moorings Proj) Ser 94
   7.00%, 12/01/19.................        A-       2,000          2,052,420
Orlando FL Utilities
   Water & Elec Rev Ser 93
   6.57%, 10/06/17(b)(c)...........       Aa2       3,315          3,374,007
                                                              --------------
                                                                   5,426,427
                                                              --------------
Illinois - 1.8%
Chicago O'Hare Arpt Spl Fac
   Rev (American Airlines) Ser 94
   8.20%, 12/01/24.................      BBB-       3,500          3,876,565
                                                              --------------
Indiana - 20.7%
Indianapolis Arpt Auth Rev
   (United Airlines) AMT Ser 95A
   6.50%, 11/15/31(b)..............      Baa2      39,270         37,704,698
Warrick Cnty Ind Rev
   Southern Ind Gas & Electric
   AMT Ser 93B
   6.00%, 5/01/23..................         A       7,290          7,324,044
                                                              --------------
                                                                  45,028,742
                                                              --------------
Louisiana - 0.2%
Calcasieu Parish
   SFMR (Mortgage Rev)
   AMT GNMA/FNMA Ser 97A
   6.40%, 4/01/32(b)...............       Aaa         320            328,125
                                                              --------------

Massachusetts - 6.8%
Mass Health & Ed Fac
   Auth Hosp Rev
   (Caritas Christi) Ser 99A
   5.75%, 7/01/28..................       BBB      10,450          8,765,774


--------------------------------------------------------------------------------
8 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                     Standard   Principal
                                     & Poor's      Amount
                                    Rating(a)       (000)              Value
----------------------------------------------------------------------------
Massachusetts - continued
Mass Health & Ed Fac
   Auth Hosp Rev
   (New England Med Ctr)
   MBIA Ser 94
   5.78%, 7/01/18(c)...............       AAA     $ 5,000     $    4,707,800
Mass Indl Fin Agy Rev
   (Heights Crossing)
   AMT FHA Ser 95
   6.15%, 2/01/35..................       AAA       1,200          1,219,464
                                                              --------------
                                                                  14,693,038
                                                              --------------
Michigan - 4.8%
Saginaw Mich Hosp Fin Auth
   (Covenant Med Ctr) Ser 00F
   6.50%, 7/01/30..................         A      10,400         10,502,336
                                                              --------------
Minnesota - 5.6%
Bass Brook Pollution Ctl Rev
   (Minnesota Pwr & Light Co) Ser 92
   6.00%, 7/01/22..................         A       2,250          2,217,623
Golden Valley
   (Covenant Retirement Cmntys)
   Ser 99A
   5.50%, 12/01/29.................        A-       3,750          3,327,637
Minnesota Agric & Econ Dev
   (Fairview Health)
   Rev Hlth Care Sys Ser 00A
   6.375%, 11/15/29................         A       5,000          5,096,600
South St Paul MN Rev
   Hsg & Redev Auth Hosp
   (Healtheast Proj) Ser 94
   6.75%, 11/01/09.................      BBB-       1,520          1,463,623
                                                              --------------
                                                                  12,105,483
                                                              --------------
New York - 23.0%
Chautauqua NY Rev
   Securitization Tobacco Settlement
   Corp Ser 00
   6.75%, 7/01/40(b)...............        A+       8,200          8,225,256
Nassau County
   Tobacco Settlement Corp Ser 99
   6.60%, 7/15/39..................        A-      10,100         10,243,016
New York City
   Indl Dev Agy Rev
   Terminal One Group
   AMT Ser 94
   6.125%, 10/01/24................        A-      10,700         10,800,045



--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                     Standard   Principal
                                     & Poor's      Amount
                                    Rating(a)       (000)              Value
----------------------------------------------------------------------------

New York - continued
New York City
   Indl Dev Agy Rev
   British Airways Plc. Ser 98
   5.25%, 12/01/32(b)..............        A2     $11,100     $    9,595,062

New York City
   Tobacco Settlement Corp
   Ser 99-1
   6.375%, 7/15/39(b)..............       Aa3      10,975         10,965,891
                                                              --------------
                                                                  49,829,270
                                                              --------------
Ohio - 7.9%
Cuyahoga County
   Hosp Facs Rev Ser 00
   7.50%, 1/01/30..................       BBB       6,050          6,333,503
Ohio Hsg Fin Agy Mtg Rev
   (Residential Mortgage)
   Ser 97 AMT GNMA
   6.15%, 3/01/29(b)...............       Aaa       6,400          6,490,624
Ohio State Wtr Dev Auth
   Solid Waste Disposal (North Star)
   Ser 95 AMT
   6.45%, 9/01/20..................        A-       4,075          4,201,366
                                                              --------------
                                                                  17,025,493
                                                              --------------
Pennsylvania - 4.9%
Pennsylvania Hsg Fin Agy
   SFMR (Mortgage Rev)
   AMT Ser 68A
   6.15%, 10/01/30.................       AA+       7,000          7,119,490
Philadelphia PA Rev
   Hospitals & Higher Ed Facs
   (Temple Univ Hosp) Ser 93A
   6.625%, 11/15/23................       BBB       3,250          3,034,330
Pittsburgh PA Urban Redev Auth
   SFMR (Mortgage Rev)
   AMT Ser 95A
   7.15%, 10/01/27.................       AAA         520            543,254
                                                              --------------
                                                                  10,697,074
                                                              --------------
Rhode Island - 3.3%
Rhode Island Hsg & Mtg
   Fin Corp SFMR (Homeowner Mtg)
   AMT Ser 91-8
   9.67%, 4/01/24(c)...............       AA+       7,000          7,268,100
                                                              --------------
Tennessee - 5.0%
Tennessee Ed Loan
   South Inc Tenn Educ Fdg
   Ser 97B AMT
   6.20%, 12/01/21(b)..............       Aa2      10,600         10,788,044
                                                              --------------

--------------------------------------------------------------------------------
10 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                     Standard   Principal
                                     & Poor's      Amount
                                    Rating(a)       (000)              Value
----------------------------------------------------------------------------

Texas - 2.3%
Lower Colorado Riv Auth
   Texas Pollution Ctl Rev
   (Samsung Austin Semiconductor)
   AMT Ser 00
   6.95%, 4/01/30..................      BBB-      $5,000     $    5,078,000
                                                              --------------
Washington - 4.2%
Pilchuck Dev Pub Corp
   Spec Fac (BF Goodrich) AMT Ser 93
   6.00%, 8/01/23..................        A-       9,500          9,201,415
                                                              --------------
West Virginia - 3.3%
West Virginia Pkwys Econ
   Dev & Tourism Auth FGIC Ser 93
   7.04%, 5/16/19(c)...............       AAA       7,100          7,193,862
                                                              --------------
Total investments - 98.2%
   (Cost $202,527,491).............                              213,189,119
Other assets less liabilities - 1.8%                               3,952,654
                                                              --------------

Net Assets - 100%..................                           $  217,141,773
                                                              ==============

(a) Unaudited.
(b) Moody's or Fitch Rating. (Unaudited.)
(c) Inverse Floater Security - Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
    Glossary of Terms:
    AMT   - Alternative Minimum Tax
    FGIC  - Financial Guaranty Insurance Company
    FHA   - Federal Housing Administration
    FNMA  - Federal National Mortgage Association
    GNMA  - Government National Mortgage Association
    MBIA  - Municipal Bond Investors Service
    SFMR  - Single Family Mortgage Revenue

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 11

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $202,527,491) ......    $ 213,189,119
Interest receivable ..........................................        4,392,089
Other assets .................................................            8,431
                                                                  -------------
Total assets .................................................      217,589,639
                                                                  -------------
Liabilities
Due to custodian .............................................          250,825
Advisory fee payable .........................................           88,658
Administrative fee payable ...................................           27,322
Accrued expenses and other liabilities .......................           81,061
                                                                  -------------
Total liabilities ............................................          447,866
                                                                  -------------
Net Assets ...................................................    $ 217,141,773
                                                                  =============
Composition of Net Assets
Preferred Stock:
   $.01 par value per share; 3,600 shares Preferred Stock
   authorized, issued and outstanding at $25,000 per share
   liquidation preference ....................................    $  90,000,000
Common Stock:
   $.01 par value per share; 100,000,000 shares authorized,
   10,859,181 shares issued and outstanding ..................          108,592
Additional paid-in capital ...................................      147,509,756
Accumulated net realized loss on investments .................      (31,138,203)
Net unrealized appreciation on investments ...................       10,661,628
                                                                  -------------
                                                                  $ 217,141,773
                                                                  =============
Net Asset Value Per Share of Common Stock --
   $127,141,773 ($217,141,773 less Preferred Stock at
   liquidation value of $90,000,000) divided by 10,859,181
   shares of Common Stock outstanding) .......................           $11.71
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Interest......................................                $ 14,129,922
Expenses
Advisory fee.................................. $   1,062,794
Administrative fee............................       318,838
Auction Agent fee.............................       225,873
Custodian.....................................        98,370
Audit and legal...............................        88,832
Printing......................................        55,368
Directors' fees...............................        34,000
Transfer agency...............................        28,830
Miscellaneous.................................        60,945
                                               -------------
Total expenses................................                   1,973,850
                                                              ------------
Net investment income.........................                  12,156,072
                                                              ------------
Realized and Unrealized Gain (Loss) on
   Investments
Net realized loss on investment transactions..                  (9,889,773)
Net change in unrealized appreciation/depreciation
   on investments.............................                  11,654,720
                                                              ------------
Net gain on investments.......................                   1,764,947
                                                              ------------
Net Increase in Net Assets from Operations....                $ 13,921,019
                                                              ============

See notes to financial statements


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended        Year Ended
                                                  October 31,       October 31,
                                                     2000             1999
                                                  ============     =============

Increase (Decrease) In Net Assets from
Operations
Net investment income ........................    $ 12,156,072     $ 12,012,284
Net realized loss on investment
   transactions ..............................      (9,889,773)      (7,335,128)
Net change in unrealized
   appreciation/depreciation on
   investments ...............................      11,654,720      (12,354,433)
                                                  ------------     ------------
Net increase (decrease) in net assets from
   operations ................................      13,921,019       (7,677,277)

Dividends to Shareholders from
Net investment income
   Common Stock ..............................      (8,445,094)      (9,087,452)
   Preferred Stock ...........................      (3,710,978)      (2,924,832)
Distributions in excess of net investment
   income
   Common Stock ..............................        (974,350)        (295,690)
Reinvestment of dividends resulting in the
   issuance of Common Stock ..................         501,540          839,647
                                                  ------------     ------------
Total increase (decrease) ....................       1,292,137      (19,145,604)

Net Assets
Beginning of period ..........................     215,849,636      234,995,240
                                                  ------------     ------------
End of period ................................    $217,141,773     $215,849,636
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax reclassification of distributions, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B
Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the period.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2000, there was no reimbursement paid to AFS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the period. The Administrator has engaged Prudential Investments Fund Management LLC (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $757,884,907 and $761,975,656, respectively, for the year ended October 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2000.


At October 31, 2000, the cost of investments for federal income tax purposes was $202,996,752. Accordingly, gross unrealized appreciation of investments was $10,256,998 and gross unrealized depreciation of investments was $64,631 resulting in net unrealized appreciation of $10,192,367.

NOTE D
Taxes

For Federal income tax purposes at October 31, 2000, the Fund had a capital loss carry forward of $30,668,943; of which $2,800,708 expires in 2002, $11,097,771 expires in 2003, $6,475,518 expires in 2007 and $10,294,946 expires in the year 2008.

NOTE E
Capital Stock
Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. At October 31, 2000, 10,859,181 shares


--------------------------------------------------------------------------------
16 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

were outstanding. During the years ended October 31, 2000, and 1999, the Fund issued 44,175 and 63,518 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A was 3.75%, effective through November 2, 2000. The dividend rate on Series B was 4.13%, effective through October 31, 2000. The dividend rate on Series C was 4.15%, effective through November 3, 2000.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                        Year Ended October 31,

                                                                     2000          1999          1998          1997          1996
                                                                    ----------------------------------------------------------------
Net asset value, beginning of period .........................      11.64         13.49         13.46         12.74         12.59
                                                                    ----------------------------------------------------------------
Income From Investment Operations
Net investment income ........................................       1.12          1.11          1.16          1.20          1.18
Net realized and unrealized gain (loss) on
  investment transactions ....................................        .16         (1.82)          .04           .72           .22
                                                                    ----------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ............................................       1.28          (.71)         1.20          1.92          1.40
                                                                    ----------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income:
  Paid to Common Stock shareholders ..........................       (.78)         (.84)         (.86)         (.89)         (.85)
  Common Stock equivalent of dividends
    paid to Peferred Stock shareholders ......................       (.34)         (.27)         (.29)         (.31)         (.33)
Distributions in excess of net investment
  income:
  Paid to Common Stock shareholders ..........................       (.09)         (.03)         (.02)           -0-         (.05)
Common Stock equivalent of distributions
  paid to Preferred Stock shareholders .......................         -0-           -0-           -0-           -0-         (.02)
                                                                    ----------------------------------------------------------------
Total dividends and distributions.............................      (1.21)        (1.14)        (1.17)        (1.20)        (1.25)
                                                                    ----------------------------------------------------------------
Net asset value, end of period................................     $11.71        $11.64        $13.49        $13.46        $12.74
                                                                    ================================================================
Market value, end of period...................................     $12.56        $11.69        $14.06        $14.12        $12.38
                                                                    ================================================================
Total Investment Return
Total investment return based on:(a)
  Market value................................................      16.16%       (11.14)%        6.19%        22.34%        10.82%
  Net asset value.............................................       8.74%        (7.76)%        6.89%        13.24%         8.74%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....................   $217,142      $215,850      $234,995      $233,641      $224,888
Ratio of expenses to average net assets:(b)
  Based on Common Stock.......................................       1.61%         1.45%         1.45%         1.55%         1.56%
  Based on Common and
  Preferred Stocks............................................        .93%          .88%          .89%          .94%          .93%
Ratio of net investment income to average
  net assets:(b)
  Based on Common Stock.......................................       9.92%         8.54%         8.58%         9.35%         9.49%
  Based on Common and
  Preferred Stocks............................................       5.72%         5.21%         5.30%         5.64%         5.64%
Portfolio turnover rate.......................................        360%          292%           60%           90%          178%

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the year. Total investment return calculated for a period of less than one year is not annualized.

(b) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.


--------------------------------------------------------------------------------
18 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   REPORT OF ERNST AND YOUNG LLP
                                                   INDEPENDENT AUDITORS
                                                   -----------------------------

REPORT OF ERNST AND YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors ACM Municipal
Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


/s/ Ernst and Young LLP

New York, New York
December 12, 2000

FEDERAL INCOME TAX INFORMATION
(unaudited)

In accordance with federal requirements, the Fund designates $12,892,396 of dividends paid during the fiscal year ended October 31, 2000 as "exempt-interest dividends".


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 19

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

 (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

 (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
20 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Susan P. Keenan, a Senior Vice President of the Fund.

--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 21

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
22 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional in vestors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments Fund
Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1)   Member of the Audit Committee


-------------------------------------------------------------------------------
24 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 25

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset nalue (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
26 o ACM MUNICIPAL SECURITIES INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o ACM MUNICIPAL SECURITIES INCOME FUND

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CODE - TK